UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by NII Holdings, Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2017, the Company received a deficiency notice, dated June 14, 2017, from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the bid price of the Company's common stock for the prior 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial grace period of 180 calendar days, or until December 11, 2017, to regain compliance with the minimum bid price requirement.

On December 12, 2017, the Company received a staff determination letter from Nasdaq Listing Qualifications indicating that the Company failed to regain compliance with the minimum closing bid price requirement and that the Company is not eligible for a second 180-day grace period because the Company does not comply with the stockholders’ equity initial listing requirement for The Nasdaq Capital Market. As a result, the Company was informed that unless it requests an appeal of this determination, the Company’s common stock will be delisted from The Nasdaq Global Select Market at the opening of business on December 21, 2017.

Accordingly, the Company has requested a hearing before a Nasdaq listing qualifications panel. Under the Nasdaq Listing Rules, and as confirmed to the Company, this request for a hearing automatically stayed the delisting of the Company’s common stock pending the issuance of a determination by the panel. The hearing date will be determined by Nasdaq and, to the extent practicable, will be scheduled within 45 days from the date of the request. The Company is considering all of its options to regain compliance, including the possibility of requesting stockholder approval to amend the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse split of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: December 15, 2017	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary